Exhibit 99.1

Investor Update - Impact of New Accounting Standards

References in this update to “Air Group,” “Company,” “we,” “us,” and “our” refer to Alaska Air Group, Inc. and its subsidiaries, unless otherwise specified.

This update includes prior year impacts for the new revenue recognition accounting standard and retirement benefits accounting standard that became applicable for the Company beginning January 1, 2018. We have elected to apply the new standards using a full retrospective transition, which required us to adjust prior period financial information for the new standards. For a more complete discussion of the new accounting standards, and their impacts on our accounting policies, see our first quarter 2018 Form 10-Q filed on May 4, 2018.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
The historical condensed consolidated statements of operations presented below reflect the adoption of the new standards related to revenue recognition and retirement benefits (the standards). Line items not impacted by the standards have been condensed for presentation herein. Upon adoption of the standards, the presentation of certain line items was modified to address the new accounting requirements. Certain immaterial reclassifications have been made to "as reported" financial statements to conform to classifications used in the current year.

	Twelve Months Ended December 31, 2016 (a)				Twelve Months Ended December 31, 2017
		Adjustments				Adjustments
	As Reported	Revenue Recognition	Retirement Benefits	As Adjusted	As Reported	Revenue Recognition	Retirement Benefits	As Adjusted
Operating Revenues
Passenger Revenue	$5,006	$386	$—	$5,392	$6,818	$483	$—	$7,301
Mileage plan other revenue	429	(59)	—	370	482	(64)	—	418
Cargo and other revenue	496	(333)	—	163	633	(458)	—	175
Total Operating Revenue	5,931	(6)	—	5,925	7,933	(39)	—	7,894
Operating Expenses
Wages and benefits	1,382	—	12	1,394	1,924	—	7	1,931
Selling expenses	225	23	—	248	357	11	—	368
Special items—merger-related costs	117	—	—	117	118	(2)	—	116
All other operating expenses	2,860	—	—	2,860	4,271	—	—	4,271
Total Operating Expenses	4,584	23	12	4,619	6,670	9	7	6,686
Operating Income	1,347	(29)	(12)	1,306	1,263	(48)	(7)	1,208
Nonoperating Income (Expense)
Other—net	1	—	12	13	(4)	—	7	3
All other nonoperating income (expense)	(3)	—	—	(3)	(52)	—	—	(52)
	(2)	—	12	10	(56)	—	7	(49)
Income (loss) before income tax	1,345	(29)	—	1,316	1,207	(48)	—	1,159
Income tax expense (benefit)	531	(12)	—	519	173	26	—	199
Net Income (Loss)	$814	$(17)	$—	$797	$1,034	$(74)	$—	$960

(a)	As the acquisition of Virgin America closed on December 14, 2016, amounts include Virgin America results for the period December 14, 2016 through December 31, 2016.

	Three Months Ended March 31, 2017				Three Months Ended June 30, 2017
		Adjustments				Adjustments
	As Reported	Revenue Recognition	Retirement Benefits	As Adjusted	As Reported	Revenue Recognition	Retirement Benefits	As Adjusted
Operating Revenues
Passenger Revenue	$1,484	$118	$—	$1,602	$1,807	$138	$—	$1,945
Mileage plan other revenue	119	(19)	—	100	128	(19)	—	109
Cargo and other revenue	146	(108)	—	38	167	(119)	—	48
Total Operating Revenue	1,749	(9)	—	1,740	2,102	—	—	2,102
Operating Expenses
Wages and benefits	448	—	2	450	469	—	1	470
Selling expenses	81	2	—	83	97	5	—	102
Special items—merger-related costs	40	(1)	—	39	24	—	—	24
All other operating expenses	1,011	—	—	1,011	1,019	—	—	1,019
Total Operating Expenses	1,580	1	2	1,583	1,609	5	1	1,615
Operating Income	169	(10)	(2)	157	493	(5)	(1)	487
Nonoperating Income (Expense)
Other—net	(3)	—	2	(1)	(1)	—	1	—
All other nonoperating income (expense)	(14)	—	—	(14)	(13)	—	—	(13)
	(17)	—	2	(15)	(14)	—	1	(13)
Income (loss) before income tax	152	(10)	—	142	479	(5)	—	474
Income tax expense (benefit)	53	(4)	—	49	183	(2)	—	181
Net Income (Loss)	$99	$(6)	$—	$93	$296	$(3)	$—	$293

	Three Months Ended September 30, 2017				Three Months Ended December 31, 2017
		Adjustments				Adjustments
	As Reported	Revenue Recognition	Retirement Benefits	As Adjusted	As Reported	Revenue Recognition	Retirement Benefits	As Adjusted
Operating Revenues
Passenger Revenue	$1,824	$134	$—	$1,958	$1,703	$93	$—	$1,796
Mileage plan other revenue	122	(17)	—	105	113	(9)	—	104
Cargo and other revenue	174	(127)	—	47	146	(104)	—	42
Total Operating Revenue	2,120	(10)	—	2,110	1,962	(20)	—	1,942
Operating Expenses
Wages and benefits	475	—	2	477	532	—	2	534
Selling expenses	91	1	—	92	88	3	—	91
Special items—merger-related costs	24	(1)	—	23	30	—	—	30
All other operating expenses	1,091	—	—	1,091	1,150	—	—	1,150
Total Operating Expenses	1,681	—	2	1,683	1,800	3	2	1,805
Operating Income	439	(10)	(2)	427	162	(23)	(2)	137
Nonoperating Income (Expense)
Other—net	—	—	2	2	—	—	2	2
All other nonoperating income (expense)	(12)	—	—	(12)	(13)	—	—	(13)
	(12)	—	2	(10)	(13)	—	2	(11)
Income (loss) before income tax	427	(10)	—	417	149	(23)	—	126
Income tax expense (benefit)	161	(3)	—	158	(224)	35	—	(189)
Net Income (Loss)	$266	$(7)	$—	$259	$373	$(58)	$—	$315

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
The historical condensed consolidated balance sheets below reflect the adoption of the new standards related to revenue recognition (the standard) as well as other classification changes. Line items not impacted by the standard have been condensed for presentation herein. Upon adoption of the standard, the presentation of certain line items was modified to address the new accounting requirements. Certain immaterial reclassifications have been made to "as reported" financial statements to conform to classifications used in the current year.

	December 31, 2016			December 31, 2017
	As Reported	Adjustments - Revenue Recognition	As Adjusted	As Reported	Adjustments - Revenue Recognition	As Adjusted
ASSETS
Current Assets
Prepaid expenses, fuel hedge contracts and other current assets	$121	$6	$127	$127	$6	$133
All other current assets	1,929	—	1,929	2,019	—	2,019
Total Current Assets	2,050	6	2,056	2,146	—	2,152

Total Property and Equipment—Net	5,666	—	5,666	6,284	—	6,284

Total Other Assets	2,246	—	2,246	2,310	—	2,310

Total Assets	$9,962	$6	$9,968	$10,740	$6	$10,746

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Air traffic liability	$849	$(87)	$762	$937	$(131)	$806
Deferred Revenue	484	102	586	518	117	635
Other accrued liabilities	394	1	395	400	—	400
All other current liabilities	808	—	808	845	—	845
Total Current Liabilities	2,535	16	2,551	2,700	(14)	2,686

Long-Term Debt, Net of Current Portion	2,645	—	2,645	2,262	—	2,262

Other Liabilities and Credits
Deferred income taxes	463	(110)	352	454	(84)	370
Deferred revenue	640	309	949	699	391	1,090
Other liabilities	417	(21)	396	451	(26)	425
All other liabilities and credits	331	—	331	453	—	453
Total Other Liabilities and Credits	1,851	178	2,028	2,057	281	2,338

Shareholders' Equity
All other Shareholders' Equity	(637)	—	(637)	(733)	—	(733)
Retained earnings	3,568	(188)	3,380	4,454	(261)	4,193
	2,931	(188)	2,743	3,721	(261)	3,460
Total Liabilities and Shareholders' Equity	$9,962	$6	$9,968	$10,740	$6	$10,746

OPERATING STATISTICS (unaudited)
The operating statistics included in the table below were impacted by the adjustment of prior year financial information as part of the adoption of new accounting standards. Due to the reclassification of the majority of Other revenue to Passenger revenue, Passenger revenue per available seat mile (PRASM) is not restated below as it closely correlates with revenue per available seat mile (RASM). Yield represents passenger revenue per revenue passenger mile (RPM), or the average revenue for flying one passenger one mile. Cost per available seat mile excluding fuel and special items (CASMex) is used to help track progress toward reduction of non-fuel operating costs. These operating statistics are commonly reviewed by management when evaluating performance.

	RASM					Yield					CASMex
	As Reported		As Adjusted		% Change	As Reported		As Adjusted		% Change	As Reported		As Adjusted		% Change
Full Year 2016 (a)	13.44	¢	13.43	¢	(0.1)	13.45	¢	14.49	¢	7.7	8.23	¢	8.32	¢	1.1

Q1 2017	12.15	¢	12.09	¢	(0.5)	12.68	¢	13.69	¢	8.0	8.37	¢	8.38	¢	0.1
Q2 2017	13.46	¢	13.46	¢	—	13.33	¢	14.35	¢	7.7	7.94	¢	7.98	¢	0.5
Q3 2017	13.12	¢	13.06	¢	(0.5)	13.21	¢	14.18	¢	7.3	7.98	¢	8.00	¢	0.3
Q4 2017	12.34	¢	12.21	¢	(1.1)	12.84	¢	13.54	¢	5.5	8.64	¢	8.68	¢	0.5
Full Year 2017	12.78	¢	12.72	¢	(0.5)	13.03	¢	13.95	¢	7.1	8.23	¢	8.25	¢	0.2

(a)	As the acquisition of Virgin America closed on December 14, 2016, amounts include Virgin America results for the period December 14, 2016 through December 31, 2016.

NON-GAAP ADJUSTED NET INCOME AND EPS RECONCILIATION (unaudited)

The following tables reconcile the company's GAAP net income and earnings per diluted share ("diluted EPS"), restated for the new accounting standards, to adjusted amounts:

	Twelve Months Ended December 31, 2016		Twelve Months Ended December 31, 2017
(in millions, except per share amounts)	Dollars As Adjusted	Diluted EPS As Adjusted	Dollars As Adjusted	Diluted EPS As Adjusted
GAAP net income and diluted EPS	$797	$6.41	$960	$7.75
Mark-to-market fuel hedge adjustments	(13)	(0.10)	(7)	(0.06)
Special items—merger-related costs	117	0.93	116	0.94
Income tax effect	(24)	(0.19)	(41)	(0.33)
Special tax (benefit)/expense	17	0.14	(280)	(2.26)
Non-GAAP adjusted net income and diluted EPS	$894	$7.19	$748	$6.04

	Three Months Ended March 31, 2017		Three Months Ended June 30, 2017
(in millions, except per share amounts)	Dollars As Adjusted	Diluted EPS As Adjusted	Dollars As Adjusted	Diluted EPS As Adjusted
GAAP net income and diluted EPS	$93	$0.75	$293	$2.36
Mark-to-market fuel hedge adjustments	10	0.08	2	0.02
Special items—merger-related costs	39	0.30	24	0.19
Income tax effect	(18)	(0.14)	(10)	(0.09)
Non-GAAP adjusted net income and diluted EPS	$124	$0.99	$309	$2.48

	Three Months Ended September 30, 2017		Three Months Ended December 31, 2017
(in millions, except per share amounts)	Dollars As Adjusted	Diluted EPS As Adjusted	Dollars As Adjusted	Diluted EPS As Adjusted
GAAP net income and diluted EPS	$259	$2.09	$315	$2.55
Mark-to-market fuel hedge adjustments	(5)	(0.04)	(14)	(0.11)
Special items—merger-related costs	23	0.19	30	0.24
Income tax effect	(7)	(0.06)	(6)	(0.06)
Special tax (benefit)/expense	—	—	(280)	(2.26)
Non-GAAP adjusted net income and diluted EPS	$270	$2.18	$45	$0.36